UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 24, 2005

                           BIOPHAN TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       0-26057                 82-0507874
----------------------------     --------------------     ----------------------
(State or other jurisdiction     (Commission file No)        (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                       150 Lucius Gordon Drive, Suite 215
                            West Henrietta, New York
                    (Address of principal executive offices)
                                      14586
                                   (Zip code)
                                 (585) 214-2441
                         (Registrant's telephone number)

Item 7.01 Regulation FD Disclosure

On October 24, 2005, the Company hosted an investor conference call with our Chief Executive Officer Michael Weiner and Vice President, Business Development John Lanzafame to provide a progress report on the Company's business, product development and commercialization of our intellectual property portfolio. See attached Exhibit 99.1 for a complete transcript of the call.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number      Exhibit
------      -------

99.1        Transcript of Conference Call

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BIOPHAN TECHNOLOGIES, INC.
                                                --------------------------
                                                       (Registrant)


Date 10/25/05                                   /s/ Michael L. Weiner
     --------------------                       --------------------------------
                                                           (Signature)

                                                Michael L. Weiner
                                                Chief Executive Officer